UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) December 7, 2005
Delphi Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14787	38-3430473

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5725 Delphi Drive, Troy, MI	48098

(Address of Principal Executive Offices)	(Zip Code)
(248) 813-2000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
Letter from Deloitte & Touche LLP

EXPLANATORY NOTE
Delphi Corporation is filing this Form 8-K/A as Amendment No. 1 to its Current Report on Form 8-K (the “Form 8-K”) that was filed with the Securities and Exchange Commission on December 13, 2005 solely for the purpose of filing Deloitte & Touche LLP’s letter addressed to the Securities and Exchange Commission pursuant to Item 304(a)(3) of Regulation S-K of the Securities and Exchange Commission. The entire content of the Form 8-K incorporating Deloitte & Touche LLP’s letter is set forth below.
ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT
On December 7, 2005, after reviewing proposals from four accounting firms, including Deloitte & Touche LLP (“Deloitte & Touche”), the Company’s current independent public accountants, the Audit Committee of the Board of Directors of Delphi Corporation (“Delphi” or the “Company”) selected Ernst & Young LLP to serve as independent public accountants, effective January 1, 2006, for the fiscal year ended December 31, 2006. The Board of Directors concurred with the Audit Committee’s selection. Delphi’s application for an order authorizing the retention of Deloitte & Touche to serve as Delphi’s independent public accountants for the year ending December 31, 2005 is pending before the United States Bankruptcy Court for the Southern District of New York.
The change was not the result of any disagreement between Delphi and Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or any decision by Deloitte & Touche to resign or refuse to stand for re-election.
The independent auditors’ reports of Deloitte & Touche for the years ended December 31, 2004 and 2003 did not contain an adverse or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles; however, the report of Deloitte & Touche on the Company’s financial statements for the year ended December 31, 2004, included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, included an emphasis paragraph concerning the restatement of the Company’s financial statements for the years ended December 31, 2003 and 2002. The report of Deloitte & Touche on the Company’s financial statements for the year ended December 31, 2003, included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, included an emphasis paragraph concerning the restatement of the Company’s financial statements for the year ended December 31, 2002 and 2001 to reflect an inventory accounting change required to be applied by retroactive restatement of prior year financial statements.
In connection with the audits of Delphi’s financial statements for each of the fiscal years ended December 31, 2004 and December 31, 2003 and during the current fiscal year through the date of this Form 8-K, there were no disagreements between Delphi and Deloitte & Touche on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Deloitte & Touche, would have caused Deloitte & Touche to make reference to the matter in their reports. During the two most recent fiscal years and during the current fiscal year through the date of this Form 8-K, there have been two reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission, that were discussed with the Company’s Audit Committee. In performing the audit of Delphi’s financial statements for the year ended December 31, 2004 Deloitte & Touche advised Delphi that material weaknesses existed in Delphi’s internal control over financial reporting. The material weaknesses identified are discussed in Item 9A of Delphi’s Form 10-K for the year ended December 31, 2004. Also, in September 2004 Deloitte advised Delphi’s Audit Committee that in view of the commencement of an internal investigation into the accounting for a number of prior year transactions, Deloitte & Touche would be required to extend the scope of its audit and that the completion of the investigation could materially affect Deloitte & Touche’s previously issued independent auditors’ reports on the Company’s financial statements. The results of the investigation and the restatement of the Company’s previously issued financial statements are also discussed in the Company’s Form 10-K for the year ended December 31, 2004.
Delphi has requested Deloitte & Touche to furnish Delphi with a letter addressed to the Securities and Exchange Commission stating whether Deloitte & Touche agrees with the above statements. A copy of Deloitte & Touche’s letter is included as Exhibit 99(a) to this Current Report on Form 8-K/A.
During the fiscal years ended December 31, 2003 and 2004 and during the current fiscal year through the date of this Form 8-K, neither Delphi nor anyone acting on its behalf consulted Ernst & Young LLP regarding (1) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Delphi’s consolidated financial statements or (2) any matter that was either the subject of a disagreement with Deloitte & Touche on accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of Deloitte & Touche, would have caused Deloitte & Touche to make reference to the matter in their report, or a reportable event as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission. Delphi provided Ernst & Young LLP with this Form 8-K prior to filing it with the Securities and Exchange Commission.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits. The following exhibit is being filed as part of this report.

Exhibit
Number	Description
99 (a)	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI CORPORATION (Registrant)
Date: December 19, 2005	By:	/s/ JOHN D. SHEEHAN
(John D. Sheehan,
Vice President and Chief Restructuring Officer, Chief Accounting Officer and Controller)

EXHIBIT INDEX

Exhibit
Number	Description
99 (a)	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission